SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              July 17, 2000



                                    SCOTT'S LIQUID GOLD-INC.
             (Exact name of Registrant as specified in its charter)

         Colorado                    0-12343                84-0920811
     (State or other               (Commission          (I.R.S. Employer
       jurisdiction                File Number)        Identification No.)
     of incorporation)


                   4880 Havana Street, Denver, CO            80239
             (Address of principal executive offices)     (Zip Code)

Registrant's telephone number:  (303) 373-4860


Item 5.  Other Events.

     On July 17, 2000, Scott's Liquid Gold-Inc. made a press release regarding the election of Jeffrey R. Hinkle as a director. A copy of that press release is attached as an exhibit to this 8-K Report and is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     The following exhibit is filed with this Report:

     Exhibit No.         Document

          1   Press Release of Scott's Liquid Gold-Inc. dated July 12,
              2000 concerning the election of Jeffrey R. Hinkle as a director


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Scott's Liquid Gold-Inc.
                                           (Registrant)



Date:  July 17, 2000                         By:
                                        Mark E. Goldstein
                                        Chairman, President and Chief
                                        Executive Officer

		                                  EXHIBIT INDEX


Exhibit No.         Document

    1          Press Release of Scott's Liquid Gold-Inc. dated July 12,
               2000 concerning the election of Jeffrey R. Hinkle as a director



                                 EXHIBIT NO. 1



                JEFFREY R. HINKLE JOINS SCOTT'S LIQUID GOLD-INC.
                               BOARD OF DIRECTORS

DENVER, Colorado (July 17, 2000) - Scott's Liquid Gold-Inc. (OTC BB:"SLGD"), which develops, manufactures and markets household and skin care products, today announced the election of Jeffrey R. Hinkle to the Company's Board of Directors.

Jeffrey Hinkle joined Scott's Liquid Gold-Inc. as regional sales manager in 1981, was promoted to National Sales Manager in 1983, and to Vice President-Marketing in February of this year. Born in Michigan and educated at the University of South Florida, Mr. Hinkle has more than 24 years' experience in consumer products marketing.

"The election of Jeff Hinkle will bring an experienced and enthusiastic new voice to our Board of Directors," said Mark Goldstein, CEO and Chairman of the Board. "Scott's Liquid Gold suffered the loss of two key executives, who were also board members, during the first six months of this year," Goldstein continued. "My father's death in January, and the recent death of our Chief Financial Officer, Barry Shepard, has left some big shoes to fill in our organization. I am confident that Jeff is exceptionally qualified and will contribute greatly to our Board."

Scott's  Liquid  Gold-Inc.  develops,  manufactures  and  markets  high  quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, and Alpha Hydrox skin care products, and Neoteric Diabetic Skin Care products. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".

   Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web: www.scottsliquidgold.com, www.alphahydrox.com,
               www.touchofscent.com, and www.neotericdiabetic.com.

     This press release may contain "forward-looking" statements within the meaning of U. S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of the Company's new product lines; competitive factors; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; adverse developments in pending litigation; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

 For further information, please contact:  Carolyn J. Anderson at (303) 373-4860
                                       or
 R. J. Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893 or
                               info@rjfalkner.com